UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 14, 2015

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House, 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 14, 2015 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 665,097,804 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	631,304,344	10,636,860	3,274,010	19,882,490
2	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	640,722,040	1,208,389	3,284,785	19,882,490
3.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	631,521,548	10,403,381	3,290,285	19,882,490
4.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	623,238,216	17,826,881	4,150,117	19,882,490
5.	To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	638,887,476	3,042,207	3,285,531	19,882,490
6.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	607,670,515	34,235,282	3,309,417	19,882,490
7.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	595,709,036	42,964,118	6,542,160	19,882,490
8.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	638,248,505	3,672,898	3,293,911	19,882,490
9.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	631,514,179	10,408,965	3,292,170	19,882,490

Other Matters.

10.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	642,630,519	18,418,535	4,048,750	0
11.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc	629,756,238	11,473,112	3,985,964	19,882,490
12.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2014	636,988,391	2,936,909	5,290,014	19,882,490
13.	To approve the fiscal 2014 compensation of the named executive officers of Carnival Corporation & plc	547,733,726	85,519,983	11,961,605	19,882,490
14.	To approve the Directors’ Remuneration Report of Carnival plc for the year ended November 30, 2014	541,640,017	91,860,187	11,715,110	19,882,490
15.	To approve the giving of authority for the allotment new shares by Carnival plc	613,957,464	26,968,002	4,289,848	19,882,490
16.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	633,968,318	7,828,949	3,418,047	19,882,490
17.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	640,733,868	765,713	3,715,733	19,882,490

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary
Date:	April 20, 2015	Date:	April 20, 2015